                                                                   EXHIBIT 10.31

               SECURITY AGREEMENT-MORTGAGE ON GOODS AND CHATTELS

THIS MORTGAGE made this 18/th/ day of April, 1997 by and between
INTERNATIONAL ENVIRONMENTAL CORPORATION
--------------------------------------------------------------------------------
(Name of Mortgagor)

5000 I-40 West           OKLAHOMA CITY   OKLAHOMA  73128
--------------------------------------------------------------------------------
(Address of Mortgagor)


"Mortgagor", and ORIX CREDIT ALLIANCE, INC., 400 N. SAM HOUSTON PKWY EAST, SUITE
                 ---------------------------------------------------------------
700, HOUSTON, TEXAS 77060 "Mortgagee";
-------------------------

[If Mortgagee named above is not ORIX Credit Alliance, Inc., Mortgagor acknowledges notice of the intended assignment hereof to ORIX Credit Alliance, Inc. (said assignee hereinafter called "Mortgagee") and upon such assignment, Mortgagor agrees not to assert against Mortgagee any defense, set-off, recoupment, claim or counterclaim which Mortgagor may have against the Mortgagee named above and any assignee hereof prior to Mortgagee, whether arising hereunder or otherwise.]

                                  WITNESSETH:

     1. To secure the prompt payment, with interest therein, performance and fulfillment of any and all Mortgage Obligations (as hereinafter defined) of Mortgagor to Mortgagee, which is hereby confessed and acknowledged, Mortgagor hereby grants, assigns, transfers, bargains, conveys, confirms, pledges, mortgages and grants to Mortgagee a security interest in all and singular, the goods, chattels and property described in the annexed Schedule A and any and all documents, instruments, chattel paper, goods, machinery, contract rights, equipment, fixtures, and insurance in which Mortgagor now or hereafter has any right or interest [A] (all of the foregoing, together with all accessions, attachments, replacements, substitutions and accessories thereto now or hereafter belonging to Mortgagor, wherever located, and all proceeds, and any distribution thereof and any insurance thereon, products and rents therefrom collectively called "Collateral"), to have and to hold the same unto Mortgagee forever; provided, however, that if Mortgagor shall fully, timely and faithfully pay, perform and fulfill the Mortgage Obligations, time being of the essence hereof, then this Mortgage shall be void, but otherwise shall remain in full force and effect. Mortgagor grants Mortgagee a security interest in the Collateral to secure the Mortgage Obligations.

     2. The term "Mortgage Obligations" as used herein shall mean and include any and all loans, advances, payments, extensions of credit, endorsements, guaranties, benefits and financial accommodations heretofore and/or hereafter made, granted or extended by Mortgagee or which Mortgagee has or will become obligated to make, grant or extend to or for the account of Mortgagor, and any and all interest, obligations, liabilities, indebtedness, charges and expenses heretofore and/or hereafter chargeable against Mortgagor by Mortgagee or owing by Mortgagor to Mortgagee or upon which Mortgagor may be and/or has become liable as endorser or guarantor, and any and all renewals or extensions of any of the foregoing [B] given to or received by Mortgagee directly by Mortgagee directly from Mortgagor and the prompt performance and fulfillment by Mortgagor of all of the terms, conditions, promises, covenants, provisions and warranties contained in this Mortgage and in the note secured hereby.

     3. Mortgagor covenants and warrants to Mortgagee and agrees that the Collateral described in the annexed Schedule A is in the possession of Mortgagor at its principal place of business (which is Mortgagor's address shown above), unless a different location is specifically shown on Schedule A for any one or more items, that all of the Mortgage Obligations are acknowledged and declared to be secured by this Mortgage and that Mortgagor will fully and faithfully pay, perform and fulfill all of the Mortgage Obligations, with late charges thereon from and after maturity of any unpaid installment of the Mortgage Obligations, whether by acceleration or otherwise, at the rate of 1% per day until the Mortgage Obligations are collected by the Mortgagee in full. Any interest rate, fee or charge ("rate") charged or to be charged or provided for in any way hereunder or under any document, note or instrument given in connection with any of the Mortgage Obligations shall not in any event or contingency exceed any maximum permitted by applicable law and any such rate shall be deemed hereby amended accordingly. Any sums collected with respect to any rate in excess of any maximum shall be applied to reduce the principal sum owing under the Mortgage Obligations. Mortgagor further covenants and agrees with and warrants to Mortgagee that:

     (a) Mortgagor is the lawful owner of the Collateral and represents and warrants to Mortgagee that Mortgagor has paid all applicable sales, use or other taxes due in connection with the sale, purchase, ownership, possession or use of the Collateral and shall indemnify Mortgagee from and against any loss, cost or expense, including penalties, interest and other charges of any kind in connection with or arising from [C] purchase, ownership, possession or use of the Collateral, and has the sole right and lawful authority to make this Mortgage; the Collateral and every part thereof is free and clear of all liens and encumbrances of every kind, nature and description (except any held by Mortgagee); and Mortgagor will warrant and defend the Collateral against all claims and demands of all persons and will not permit any circumstances to exist under which the Mortgagee may lose its lien on the Collateral.

     (b) Mortgagor will keep the Collateral free and clear of all attachments, levies, taxes, liens and encumbrances of every kind;

Mortgagor, at its own cost and expense, will maintain and keep the Collateral in good repair, [D] will not waste nor abuse nor destroy the same or any part thereof and will not be negligent in the care and use thereof; and Mortgagor will not sell, assign, mortgage, lease, pledge or otherwise dispose of the Collateral without the prior written consent of Mortgagee. Mortgagee is hereby authorized to file one or more financing statements and/or a reproduction hereof as a financing statement. Mortgagor hereby irrevocably appoints Mortgagee as the true and lawful Attorney-in-Fact of Mortgagor, coupled with an interest, with full power in Mortgagor's name, place and stead to execute financing statements on Mortgagor's behalf and to do any and all other acts on Mortgagor's behalf necessary or helpful to perfect Mortgagee's security interest in the Collateral pursuant to the Uniform Commercial Code or other applicable law.

     (c) Mortgagor will insure the Collateral in the name of the Mortgagee against loss or damage by fire and extended coverage perils, theft, burglary, pilferage, collision and also, where requested by Mortgagee, against other hazards, with companies, in amounts and under policies (each containing a standard breach of warranty clause) acceptable to Mortgagee, the proceeds to be payable to Mortgagee [E] and all premiums thereon shall be paid by Mortgagor and [F] delivered to Mortgagee. Mortgagee shall have the right, but not the obligation, to provide insurance for its interest and charge Mortgagee Mortgagor's cost for such insurance. Mortgagor hereby irrevocably appoints Mortgagee as Mortgagor's Attorney-in-Fact to make claim for, receive payment of and execute and endorse all documents, checks or drafts received in payment for any loss or damage under any of said insurance policies and to execute any documents or statements referred to herein.

     (d) Mortgagor will not remove the Collateral from within the 48 contiguous States of the United States or its present locations without the prior written consent of Mortgagee nor change its present business locations without at least thirty days prior written notice to Mortgagee and at all times will allow Mortgagee or its representatives free access to and right of inspection of the Collateral, which shall remain personalty and not become a part of any realty, and nothing shall prevent Mortgagee from removing same or so much thereof as Mortgagee, in its sole discretion may determine, from any premises to which it may be attached and/or upon which it may be located upon breach of this Mortgage; Mortgagor agreeing to deliver to Mortgagee appropriate waivers, satisfactory to Mortgagee, of owners and of mortgagees of any such premises.

     (e) Mortgagor shall comply (so far as may be necessary to protect the Collateral and the lien of this Mortgage thereon) with all of the terms and conditions of leases covering the premises wherein the Collateral may be located and with any orders, ordinances, laws or statutes of any city, state or other entity having jurisdiction over the premises or the conduct of business thereon, and, where requested by Mortgagee, will correct any defects or execute any written instruments and do any other acts necessary to more fully effectuate the purposes and provisions of this instrument.

     (f) Mortgagor will indemnify and save Mortgagee harmless from all losses, costs, damages, liabilities or expenses, including reasonable attorneys' fees, that Mortgagee may sustain or incur to obtain or enforce payment, performance or fulfillment of any of the Mortgage Obligations or in the enforcement or foreclosure of this Mortgage or in the prosecution or defense of any action or proceeding either against Mortgagor or against Mortgagee concerning any matter growing out of or connected with this Mortgage and/or any of the Mortgage Obligations and/or any of the Collateral.[G]

     (g) If Mortgagor is a corporation, the execution of this Mortgage has been duly consented to and authorized by its Board of Directors. Mortgagor agrees to deliver to Mortgagee evidence thereof satisfactory to Mortgagee immediately upon request.

     4. This Mortgage may be assigned along with any and all Mortgage Obligations, without notice to Mortgagor, and upon such assignment Mortgagor agrees not to assert against any assignee hereof any defense, set-off, recoupment, claim, counterclaim or cross-claim which Mortgagor may have against Mortgagee, whether arising hereunder or otherwise, and such assignee shall be entitled to at least the same rights as Mortgagee. MORTGAGOR AND MORTGAGEE HEREBY DESIGNATE AND APPOINT EDWIN M. BAUM, ESQ. AND C-A CREDIT CORP., BOTH OF NEW YORK, OR EITHER OF THEM AS THEIR TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT FOR THEM AND IN THEIR NAME, PLACE AND STEAD TO ACCEPT SERVICE OF ANY PROCESS WITHIN THE STATE OF NEW YORK, THE PARTY SERVING SUCH PROCESS AGREEING TO NOTIFY THE OTHER PARTY(IES) AT THEIR ADDRESS AS SHOWN, OR THEIR LAST KNOWN ADDRESS, BY CERTIFIED MAIL, WITHIN THREE (3) DAYS OF SUCH SERVICE HAVING BEEN EFFECTED. MORTGAGOR AND MORTGAGEE HEREOF AGREE TO THE EXCLUSIVE VENUE AND JURISDICTION OF ANY COURT IN THE STATE AND COUNTY OF NEW YORK FOR ALL ACTIONS, PROCEEDINGS, CLAIMS, COUNTERCLAIMS OR CROSSCLAIMS ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, OR IN ANY WAY RELATED TO THIS MORTGAGE, WITH THE SOLE EXCEPTIONS THAT AN ACTION TO RECOVER POSSESSION OF ALL OR PART OF THE COLLATERAL OR ANY OTHER ASSETS, AND THAT JUDGMENTS MAY BE CONFESSED, ENTERED, OR ENFORCED IN ANY JURISDICTION WHERE THE MORTGAGOR OR THE COLLATERAL AND/OR ANY OTHER ASSETS OF THE MORTGAGOR MAY BE LOCATED. MORTGAGOR AND MORTGAGEE EACH WAIVE ANY RIGHT THEY OR ANY OF THEM MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT IN ACCORDANCE HEREWITH. At Mortgagee's request Mortgagor will furnish current financial statements satisfactory to Mortgagee in form, preparation and content.

     5. If Mortgagor shall default in the prompt payment, performance or fulfillment of any of the Mortgage Obligations,[H] or if Mortgagor shall cease doing business, or become insolvent, or make an assignment for the benefit of creditors, or if proceedings under any Bankruptcy Act or for the appointment of a receiver, trustee, liquidator or custodian for Mortgagor or any of Mortgagor's property shall be commenced by or against Mortgagor, or if Mortgagor shall fail to punctually and faithfully fulfill, observe or perform any of the terms, conditions, promises, covenants, provisions and warranties contained in this Mortgage [I] or if any of the warranties, covenants or representations made to Mortgagee be or become untrue or incorrect in any adverse respect, or if Mortgagee at any time deems the security afforded by this Mortgage unsafe, inadequate or at any risk, then in any such event the indebtedness under all Mortgage Obligations shall at once, at the option of Mortgagee, and to the extent permitted by applicable law, become immediately due and payable without notice to Mortgagor, and in such event it shall be lawful for Mortgagee to take possession of the Collateral, at any time, wherever it may be, and to enter any premises, with or without process of law, and search for, take possession of, remove, or keep and store the Collateral on said premises until sold, without liability for trespass nor charge for storage, and to sell the Collateral or any part thereof and all of Mortgagor's equity of redemption therein at public or private sale, for cash or on credit, and on such terms as Mortgagee may in its sole discretion elect, in such county and at such places as Mortgagee may elect and without having the Collateral at the place of sale; Mortgagee may bid or become the purchaser at any such sale and Mortgagor waives any and all rights of redemption from any such sale. Any public sale will be deemed commercially reasonable if notice thereof shall be mailed to Mortgagor at least 10 days before such sale and advertised in at least one newspaper of general circulation in the area of the sale at least twice prior to the date of sale and if upon terms of 25% cash down with the balance payable within 24 hours; and any private sale shall be deemed commercially reasonable if notice thereof shall be mailed to Mortgagor at least 14 days before the sale date stated therein and credit given for the full price stated, less reasonable attorneys' fees. In light of Mortgagor's obligations to maintain the Collateral, Mortgagee shall not be required to refurbish, repair or otherwise incur any expenses in preparing Collateral for sale but may sell its interest therein on an "as-is", "where-is" basis. The proceeds of any public sale shall be applied first to pay all costs, expenses and charges for pursuing searching, taking, removing, keeping, advertising and selling the Collateral, including reasonable attorneys' fees and second to the payment of any of the Mortgage Obligations returning the overplus, if any, to Mortgagor, who shall remain liable to Mortgagee for any deficiency plus late charges thereon as provided above. Mortgagor expressly waives any right to notice or hearing in any action to recover possession of any or all of the Collateral. In any action in the nature of replevin or sequestration, Mortgagor agrees that if it contests such action it will post a bond written by a national insurance company authorized to execute such bonds in the jurisdiction of such proceedings, such bond to be no less than the value of the subject matter of such replevin or the unpaid balance then owing to Mortgagee, whichever is less. Any notices relating hereto shall be in writing and effective when delivered in person to an officer of the party to whom addressed or mailed by certified mail to such party at its address specified herein or at such other address as may hereafter be specified by like notice by either party to the other. Reasonable notification hereunder shall be any notification given or sent at least five (5) days prior to the event for which such notification is sent. MORTGAGOR AND MORTGAGEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY OF ANY AND ALL CLAIMS, DEFENSES, COUNTERCLAIMS, CROSSCLAIMS AND SET-OFF OR RECOUPMENT CLAIMS ARISING DIRECTLY OR INDIRECTLY BETWEEN OR AMONG THEM AND/OR INVOLVING ANY PERSON OR ENTITY CLAIMING ANY RIGHTS ACQUIRED BY, THROUGH OR UNDER ANY PARTY AND FURTHER WAIVES ANY AND ALL RIGHT TO CLAIM OR RECOVER ANY PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

     6. If, after default by Mortgagor under the Mortgage Obligations, Mortgagee fails to demand full payment, performance or fulfillment or otherwise proceed, such failure shall not be deemed a waiver of the right of Mortgagee subsequently to make demand for immediate payment, performance and fulfillment of the Mortgage Obligations, or to take immediate possession of the Collateral, or to foreclose this Mortgage at any time or to proceed otherwise; and the acceptance by Mortgagee of any payment subsequent to such default shall not be deemed a waiver of any of Mortgagee's rights. No delay or failure on the part of Mortgagee in exercising any right, privilege, remedy or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by an officer of Mortgagee and then only to the extent therein set forth. This Mortgage cannot be changed or terminated orally. Mortgagee shall have the right to enforce any one or more remedies available to it successively, alternately or concurrently. Only a writing, signed by an officer of Mortgagee [J] shall be effective, but only to the extent therein specifically set forth, to change, modify or terminate any Mortgage Obligation, this Mortgage or any other agreement between Mortgagor and Mortgagee.

     7. All of the rights, remedies, options, privileges and elections given to the original Mortgagee hereunder shall enure to the benefit of Mortgagee, any transferee or holder of this Mortgage, and their respective successors and assigns; and all the terms conditions, promises, covenants, provisions and warranties of this Mortgage shall enure to the benefit of and shall bind the representatives, successors and assigns of the respective parties. Any and all security interests granted to Mortgagee shall attach to any and all proceeds and products. Each person signing this Mortgage warrants full authority to sign for the party named.

     8. Some of the Collateral may be in the hands of Mortgagor under one or more security agreements which are or may be held by Mortgagee and with respect to such Collateral, this Mortgage is only of any equity that Mortgagor may now or in the future have in such Collateral and Mortgagee by accepting this Mortgage shall not in any manner be considered as having waived any security interest arising independently of this Mortgage nor shall this Mortgage be construed as adversely affecting any rights of Mortgage under any other security agreement nor as a waiver of any of the terms and provisions of any other security agreement, guaranty or endorsement, all of which shall remain and continue in full force and effect.

     9. Intending that each and every provision of this Mortgage be fully effective and enforceable according to its terms, the parties agree that the validity, enforceability and effectiveness of each provision hereof and the obligations, rights and remedies of the Mortgagor and Mortgagee in any way related to or arising under this Mortgage or under one or more Mortgage obligation shall be governed by and construed in accordance with the laws of the State of New York (excluding its choice of law rules), if any one or more provisions hereof are in conflict with any statute or law and thus not valid or enforceable, then each such provision shall be deemed null and void but only to the extent of such conflict and without invalidating or affecting the remaining provisions hereof. This contract shall be binding upon the heirs, administrators, legal representatives and successors of the Mortgagor.

     10. MORTGAGOR DOES HEREBY WAIVE, FOREGO AND AGREE NOT TO ASSERT ANY AND ALL RIGHTS, CLAIMS AND DEFENSES, IF ANY, UNDER THE FEDERAL FAIR CREDIT REPORTING ACT AND/OR UNDER ANY COMPARABLE STATE LAWS THAT MAY INURE TO THE BENEFIT OF MORTGAGOR IN CONNECTION WITH THIS MORTGAGE. MORTGAGOR HEREBY RATIFIES AND APPROVES THE OBTAINING BY MORTGAGEE OF ANY CREDIT REPORT RELATING TO MORTGAGOR AND HEREBY AGREES THAT MORTGAGEE MAY HEREAFTER OBTAIN SUCH CREDIT REPORTS AS MORTGAGEE IN ITS SOLE DISCRETION MAY DETERMINE.

     11. This is subject to the additional terms and conditions in the Addendum dated _____________.

     IN WITNESS WHEREOF, Mortgagor has caused these presents to be duly executed, the day and year first above written.

INTERNATIONAL ENVIRONMENTAL CORPORATION                                   (Seal)
--------------------------------------------------------------------------------
ATTEST/WITNESS:            (Mortgagor)


/s/                             By /s/
--------------------------         ---------------------------------------------
(Secretary/Witness)                                                      (Title)

STATE OF OKLAHOMA   )
                    )  SS.
COUNTY OF CLEVELAND )

     David R. Goss being duly sworn, deposes and says:
     -------------

     1.   He is the Vice President of International Environmental Corporation
                    --------------    ---------------------------------------
(hereinafter called "Mortgagor") descried in and which executed the foregoing Mortgage.

     2. Mortgagor is the sole owner and in possession of the goods, chattels and property mentioned and described in the foregoing Mortgage. Said goods, chattels and property are free of all liens and encumbrances of any kind, nature and description (except for any held by the Mortgagee referred to below), and Mortgagor has the sole right and lawful authority to mortgage the same.

     3. Mortgagor is solvent and justly indebted to the mortgagee named in the foregoing Mortgage (hereinafter called "Mortgagee") in the amount of the aggregate sum of the Mortgage Obligations outstanding on the date hereof, and there are no claims, off-sets or defenses against same.

     4. There are no judgments against Mortgagor, and no attachment or execution is now outstanding against any of Mortgagor's property, no receiver of Mortgagor has ever been appointed or applied for. There are no proceedings in bankruptcy pending affecting Mortgagor, nor have there ever been any such proceedings affecting Mortgagor, and no assignment for the benefit of creditors has been made by Mortgagor.

     5. Deponent makes this affidavit realizing that Mortgagee is being inducted thereby to extend credit to and/or accept Mortgagor as a credit risk in reliance upon the truth of the statements contained herein, and this affidavit is made to induce Mortgagee to do so.

     Sworn to before me this 18/th/ day of April, 1997.


/s/  Yvonne M. Quinnett               /s/ David R. Goss
-----------------------------         ------------------------------------------
NOTARY PUBLIC                         (Signature)

(Notary Seal)       My Commission Expires September 9, 2000
                                          --------------------------------------

State of Oklahoma, County of Cleveland, SS:
         --------            ---------

     I, Yvonne M. Quinnett, a Notary Public duly qualified in and for said
        ------------------
County and state, do hereby certify that on this 18/th/ day
of April, 1997 in (Place) Oklahoma City, Oklahoma County, before me personally
                          -----------------------
appeared David R. Goss to me personally well known to be the identical person
         --------
who signed the within and foregoing instrument of writing in his own proper handwriting and well known to me to be and who acknowledged himself to be the Vice President of International Environmental Corporation who, being by me first
--------------    ---------------------------------------
duly sworn, did say that he is such officer of the aforesaid corporation, named in the within, foregoing and annexed instrument of writing; and being authorized so to do, executed said foregoing instrument; that he was duly authorized to execute said instrument for and in the name of said corporation and make this acknowledgment; that he knows the contents of said instrument; that he resides at 16 S. Pennsylvania, Oklahoma City, Oklahoma that he knows the seal of said
   -------------------------------------------
corporation; that the seal affixed to said instrument is the corporate seal of said corporation; that the said instrument was signed, sealed and delivered on behalf of said corporation by authority of its Board of Directors, and said affiant acknowledged that he executed said instrument as his free, true and lawful act and deed and the free, true, lawful and corporate act and deed of said corporation, in pursuance of said authority by him in his said capacity and by said corporation voluntarily executed for the uses, purposes and consideration therein mentioned and contained, by signing the name of the corporation by himself as such officer.

     Given and witness my hand and official seal the day and year in this certificate first above written.

(Notarial Seal)                     /s/  Yvonne M. Quinnett
                                    --------------------------------------------
                                    NOTARY PUBLIC

My Commission Expires  September 9, 2000

Addendum to Security Agreement-Mortgage on Goods and Chattels dated 4/18/97 between International Environmental Corporation as Mortgagor and ORIX Credit Alliance, Inc. as Mortgagee

________________________________________________________________________________

[A]  relating to such property described on Exhibit "A"

[B] arising in connection with a note dated 6/2/97 in the amount of $587,180.00, including any extensions, modifications, or consolidations thereof,

[C]  Mortgagor's

[D]  reasonable wear and tear excepted

[E]  as it's interest may appear

[F]  a certificate reflecting such coverage shall be

[G] Except those actions or proceedings arising from Mortgagee's negligence or misconduct.

[H] and fails to cure the same within fifteen (15) days after receiving notice of such default from Mortgagee,

[I] within fifteen (15) days after receiving notice of such failure from Mortgagee

[J]  and Mortgagor

________________________________________________________________________________

Acknowledged by:

International Environmental Corporation

By: /s/  David R. Goss
    ------------------

                                 SCHEDULE "A"


This schedule is attached to and becomes part of Security Agreement, Conditional Sale Contract, Lease, or _______________ dated April 18, 1997 between the undersigned.

                    DESCRIPTION OF PROPERTY
                       (Indicate Whether
QUANTITY                "NEW" or "USED")           Year or Model      Serial No.
(1)               CINCINNATI LASER CENTER           CL-707 5X10        050042
                  WITH 20005M REASONATOR
                  WITH PROGRAMMABLE SUPER
                  PULSE, CINCINNATI CUSTOM
                  32-BIT CNC LASER CONTROL,
                  HI-RESOLUTION SVGA 14"
                  COLOR CRT MONITOR, 200 MB
                  PART PROG MEMORY, STANDARD
                  5.0" F.L. BREAKAWAY NON-
                  CONTACT HEAD, 5.0" SPARE
                  LENS, ENHANCED OPTICS
                  PACKAGE, FUME BLOWER, BALL
                  TRANSFER LOAD TABLE,
                  COMPRESSED AIR DRYER, CD-
                  ROM DRIVE, AND INTERNAL
                  MODEM.

                  TOGETHER WITH ALL
                  ATTACHMENTS AND
                  ACCESSORIES.

This schedule is hereby verified correct and undersigned Mortgagor(s), Buyer(s), or Lessee(s) acknowledges receipt of a copy this 18/th/ day of April, 1997.

Mortgagee/Seller/Lessor:            Mortgagor/Buyer/Lessee:

ORIX CREDIT ALLIANCE, INC.          INTERNATIONAL ENVIRONMENTAL
                                      CORPORATION


By:_____________________________           By: /s/ David R. Goss
                                               ---------------------------------